PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Prudential Premier® Retirement Variable Annuities – X, B, L, C Series Prudential Premier® Advisor Variable Annuity Prudential Premier® Retirement Variable Annuity

Supplement dated June 28, 2013,
to Prospectuses dated May 1, 2013

This Supplement should be read and retained with the Prospectus for your Annuity.  This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other Annuity listed here that you do not own.  If you would like another copy of your current Prospectus, please call us at 1-888-PRU-2888. Effective July 29, 2013, this Supplement revises, and to the extent inconsistent therewith, replaces information contained in the Prospectuses dated May 1, 2013 for the variable annuity contracts listed above issued by Pruco Life Insurance Company (“Pruco” ) and Pruco Life Insurance Company of New Jersey (“PLNJ”). Certain terms used in this Supplement have special meanings.  If a term is not defined in this Supplement, it has the meaning given to it in the Prospectus.

ANNUAL LIMITATION ON ADDITIONAL PURCHASE PAYMENTS FOR CONTRACTS WITH CERTAIN OPTIONAL LIVING BENEFITS

Except as noted below, effective July 29, 2013 and until further notice, for contracts with certain optional living benefits we are instituting a $50,000 annual limit on additional Purchase Payments submitted in any benefit year, after the first anniversary of the benefit effective date. It is important to note that the annual limit is based on your benefit year not a calendar year. This annual limit applies if you have elected one of the following optional benefits for the Annuities listed above:

•	Highest Daily Lifetime Income®
•	Spousal Highest Daily Lifetime Income®
•	Highest Daily Lifetime Income® with Lifetime Income Accelerator (LIA)
For Annuities issued in Oregon, this limitation does not apply and you may continue to make additional Purchase Payments to your Annuity.

Please note that while we are implementing this annual limitation at this time, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. When making additional Purchase Payments, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. If we decide to no longer impose or to change this limitation in the future, we will provide you with written notice.

This change has no effect on amounts that are already invested in your Annuity or on the optional benefit you selected. You will still be permitted to transfer your Account Value among the Investment Options available with your Annuity and optional benefit.

If you do not own one of the impacted benefits listed above, this limitation does not apply to you. Please note: any purchase payment suspension or restrictions previously instituted in connection with your optional benefit and current contract limits continue to apply.

For Annuities held by employer sponsored qualified retirement plans, the annual limitation on additional Purchase Payments described in this Supplement will be effective as of August 29, 2013. This extension does not apply to Annuities whose tax qualification is IRA, ROTH IRA, Custodial IRA/ROTH, Non-Qualified, SEP IRA, non-ERISA 403(b) and 457 plans and the $50,000 limit described above will be effective on July 29, 2013.  If you currently participate in a salary reduction plan with your employer that would result in additional Purchase Payments of more than $50,000 each benefit year, and you have elected one of the applicable optional benefits listed above, please contact your employer to adjust your salary reduction program.

GENERAL IMPACT OF NEW ANNUAL LIMITATION

When we exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, it may affect your ability to increase the future value of the Highest Daily Lifetime Income benefit and your Annuity's death benefit.  Any increase in the values of these benefits through additional Purchase Payments will be limited to $50,000 each benefit year.

In addition, the new limitation on additional Purchase Payments may limit your ability to:
•	Receive Purchase Credits for new Purchase Payments if you own the Premier Retirement X Series variable annuity.
•	Utilize our 6 or 12 month DCA program.
•	Make scheduled payments directly from your bank account.

RETURN OF ADDITIONAL PURCHASE PAYMENTS

If an additional Purchase Payment that would cause Purchase Payments in any benefit year to exceed the annual limit is received by us, we will return the entire amount of the additional Purchase Payment.

IMPACT ON SCHEDULED PAYMENTS DIRECTLY FROM YOUR BANK ACCOUNT

Any additional Purchase Payments scheduled to be made directly from your bank account will not be impacted if the total of such payments does not exceed $50,000 in any benefit year. If such payments would exceed $50,000 in any benefit year, your scheduled payment plan will be terminated before the additional Purchase Payment that would cause cumulative Purchase Payments in that benefit year to exceed $50,000 is submitted. You will then need to establish a new scheduled payment plan that does not exceed the annual limit.

For more information, contact your Financial Professional or the Prudential Annuity Service Center.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.